UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2018 (December 3, 2018)

YANGTZE RIVER PORT AND LOGISTICS LIMITED

(Exact name of registrant as specified in its charter)

Nevada	001-38062	27-1636887
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

41 John Street, Suite 2A, New York, NY		10038
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (646) 861-3315

________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On December 3, 2018 Beijing time, Yangtze River Port and Logistics Limited, a Nevada corporation (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). A total of 149,929,597 shares of common stock constituting a quorum, were represented in person or by valid proxies at the Annual Meeting. The final results for each of the matters submitted to a vote of stockholders at the Annual Meeting, as set forth in the Definitive Proxy Statement, filed with the Securities and Exchange Commission on November 13, 2018, are as follows:

Proposal 1: The Company’s stockholders elected the following eleven nominees as directors, to serve until the next Annual Meeting of Stockholders and until their respective successors are duly elected and qualified, by the following vote:

Name	For	Against	Abstain	Broker Non-Votes

Xiangyao Liu	149,929,472	50	75	0
James Stuart Coleman	149,929,347	175	75	0
Zhanhuai Cheng	149,929,522	0	75	0
Yanliang Wu	149,929,297	225	75	0
Yu Zong	149,929,472	50	75	0
Harvey Leibowitz	149,924,567	4,955	75	0
Zhixue Liu	149,929,347	175	75	0
Tongmin Wang	149,924,617	4,905	75	0
Adam Goldberg	149,924,567	4,955	75	0
Daniel W. Heffernan	149,924,617	4,905	75	0
Zhihong Su	149,924,442	5,080	75	0

Proposal 2: The Company’s stockholders voted to ratify the appointment of Centurion ZD CPA Ltd. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018 by the following vote:

For	Against	Abstain	Broker Non-Votes
149,929,072	50	475	0

Proposal 3: The Company’s stockholders voted to ratify the compensation of our named executive officers by the following vote:

For	Against	Abstain	Broker Non-Votes
149,927,866	456	1,275	0

Proposal 4: The Company’s stockholders voted determine the frequency of future advisory votes on the compensation of our named executive officers by the following vote:

1 year	2 years	3 years	Abstain	Broker Non-Votes
5,407	0	149,922,415	1,775	0

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YANGTZE RIVER PORT AND LOGISTICS LIMITED
Date : December 6, 2018
	By:	/s/ Xiangyao Liu
Xiangyao Liu President and Chief Executive Officer

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